UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2017

Liberty Global plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom

W6 8BS

(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Virgin Media Investment Holdings Limited (“VMIH”), as borrower, and The Bank of Nova Scotia as facility agent (the “Facility Agent”), among others, are parties to a Senior Facilities Agreement, originally dated June 7, 2013, (as last amended and restated July 30, 2015, the “Credit Agreement”) VMIH is a wholly-owned subsidiary of Liberty Global plc. On April 19, 2017, VMIH, acting for itself and as agent for each of the other obligors, and the Facility Agent entered into an amendment letter (the “Amendment Letter”) to amend and restate the Credit Agreement (the Credit Agreement, as amended and restated, the “Amended Credit Agreement”). Capitalized terms used below shall have the meaning given to them in the Amended Credit Agreement.

The Amendment Letter amends and restates in full the Credit Agreement to, among other things, make changes to the financial covenants, widen the scope of certain exceptions to the negative covenants, revise the change of control provision to allow for certain internal restructurings, amend certain default provisions and make administrative and consequential changes. The Amended Credit Agreement provides for the future incurrence of additional term loan and revolving credit facilities thereunder; however, no additional indebtedness was incurred at the time of the effectiveness of the Amended Credit Agreement.

All other terms of the Credit Agreement remain in full force and effect under the Amended Credit Agreement, and all loans and commitments outstanding under the Credit Agreement continue to be outstanding under the Amended Credit Agreement.

The Amended Credit Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit Name

4.1	Senior Facilities Agreement dated June 7, 2013 (as amended and restated on April 19, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: April 28, 2017

Exhibit Index

Exhibit No.	Name

4.1	Senior Facilities Agreement dated June 7, 2013 (as amended and restated on April 19, 2017)